UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 2, 2024

Oaktree Specialty Lending Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00755	26-1219283
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, CA	90071
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (213)
830-6300
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	OCSL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule
12b-2
of the Securities Exchange Act of 1934 (17 CFR
§240.12b-2).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On August 2, 2024, Oaktree Specialty Lending Corporation, a Delaware corporation (the “Company”), entered into an amendment (the “Amendment”) to that certain equity distribution agreement, dated February 7, 2022 and amended on February 8, 2023 and August 8, 2023 (as amended, the “Equity Distribution Agreement”), by and among the Company, Oaktree Fund Advisors, LLC, Oaktree Fund Administration, LLC and Keefe, Bruyette & Woods, Inc., Citizens JMP Securities, LLC, Jefferies LLC and Raymond James & Associates, Inc., pursuant to which the Company may offer and sell shares of its common stock from time to time through the Placement Agents (as defined in the Equity Distribution Agreement). The Amendment increases the amount of shares of the Company’s common stock that may be offered and sold pursuant to the Equity Distribution Agreement by $175.0 million to an aggregate offering price of up to $300.0 million under the Company’s current shelf registration statement.
The offering is being made pursuant to the Company’s effective shelf registration statement on Form
N-2
(Registration
No. 333-269628)
filed with the Securities and Exchange Commission, as supplemented by a prospectus supplement, dated February 8, 2023, and supplements, dated August 8, 2023 and August 2, 2024, to the prospectus supplement. This Current Report on Form
8-K
shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.
The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.
On August 2, 2024, Kirkland & Ellis LLP delivered its legality opinion with respect to the shares of the Company’s common stock to be sold pursuant to the Equity Distribution Agreement, which is attached hereto as Exhibit 5.1.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits

1.1	Third Amendment to the Equity Distribution Agreement, dated August 2, 2024, by and among Oaktree Specialty Lending Corporation, Oaktree Fund Advisors, LLC and Oaktree Fund Administration, LLC and Keefe, Bruyette & Woods, Inc., Citizens JMP Securities, LLC, Jefferies LLC and Raymond James & Associates, Inc., as placement agents.

5.1	Opinion of Kirkland & Ellis LLP

23.1	Consent of Kirkland & Ellis LLP (contained in the opinion filed as Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAKTREE SPECIALTY LENDING CORPORATION

Date: August 2, 2024	By:	/s/ Christopher McKown
	Name:	Christopher McKown
	Title:	Chief Financial Officer and Treasurer